December 1, 2022 Identification of CTIM-76, a CLDN6 x CD3 bispecific antibody

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward- looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward- looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. 2 Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement CLDN6 Candidate Selection

Overview Martin Lehr – Chief Executive Officer Claudin 6 Target Biology Eric Butz, PhD – Scientific Lead Discovery of CTIM-76 Joseph Rucker, PhD – Research Lead Concluding Remarks Martin Lehr – Chief Executive Officer Q&A Session

Overview Martin Lehr – Chief Executive Officer

Context Therapeutics Overview CLDN6 Candidate Selection5 Company Overview Focus on Women’s Oncology • Unmet clinical need in breast, ovarian, and endometrial cancers ONA-XR oral PR antagonist • ONA-XR is a novel, potentially first-in-class progesterone receptor (PR) antagonist • Endometrial cancer Phase 2 trial initial data reports 4-month PFS rate of 77%1 • Breast cancer SMILE trial initial data to be presented Dec. 7 at San Antonio Breast Cancer Symposium • Breast cancer ELONA trial Phase 1b data expected Q4 2023 CTIM-76 CLDN6 x CD3 bispecific antibody • Claudin 6 (CLDN6) is uniquely expressed in certain adult and pediatric cancers • CTIM-76 is Context’s CLDN6 x CD3 bispecific antibody Development Candidate • IND submission on track for Q1 2024 Cash Guidance • Expected cash runway into Q1 2024 1 Data cut off as of September 30, 2022; preliminary raw data

Company Overview

Pipeline

Cancer	Clinical Indication	Preclinical	Phase 1 Clinical	Phase 2 Clinical	Milestones
ONA-XR (PR antagonist)[1]					
Breast Cancer	2L/3L ER+,PR+,HER2- Combination w/ elacestrant	Phase 1b/2 ELONA Trial			Initiated Q4 2022 ☑ Phase 1b data Q4 2023
	2L/3L ER+,PR+,HER2- Combination w/ fulvestrant	*Phase 2 SMILE Trial			Initial data Dec 2022
Endometrial Cancer	Recurrent PR+ Endometrioid Combination w/ anastrozole	*Phase 2 Trial			Initial data Q4 2022 ☑ Data update mid-2023
Ovarian Cancer	Recurrent PR+ Granulosa Cell Tumor Combination w/ anastrozole	*Phase 2 Trial			Initial data Q4 2022 ☑ Data update mid-2023
CTIM-76 (CLDN6xCD3 bispecific antibody)					
	CLDN6-positive cancers				Candidate selection Q4 2022 ☑ IND submission Q1 2024

1 Tyligand Biosciences Ltd licensed rights to ONA-XR in China, HK, Macau
* Investigator Sponsored Trial

6 CLDN6 Candidate Selection

Claudin 6 Target Biology Eric Butz, PhD – Scientific Lead

Claudin 6 (CLDN6) is an Emerging Oncology Target Opportunity • CLDN6 is a tumor-specific protein that is present at high surface density across certain adult and pediatric cancers1 • CLDN6 is expressed at very low levels or absent in normal adult tissue Challenge • CLDN6 antigen is conformationally dependent, which limits access to antibody-antigen binding • Antigen binding region is highly conserved with CLDN3, CLDN4, and CLDN9 • CLDN6 selectivity is required to avoid off-target liabilities identified in murine knockout studies with CLDN3 (pancreas), CLDN4 (kidney, pancreas), and CLDN9 (ear, gut) Target Validation • BNT211 CAR-T establishes Proof of Concept2: ‒ Novel CAR-T + mRNA vaccine evaluated in Phase 1 dose-escalation study in CLDN6+ solid tumors ‒ 50% response rate (ORR) in second dosing cohort Unmet Need • Selectivity: preferentially target CLDN6 over other CLDN proteins • Potency: specific lysis of CLDN6+ cancer cells over normal cells • Safety: activation of cytotoxic T cells without concomitant activation of free cytokines • Manufacturability: scalable process and on-demand therapy CLDN6 Target Biology CLDN6 Candidate Selection8 1 Faber MS, et al. Bispecific claudin-6 x CD3 antibodies AACR Annual Meeting; 2021; Virtual. Abstract 1860 2 Haanen JB, et al. BNT211: A Phase I trial. ESMO Annual Meeting; 2022; Paris, France. LBA38

Claudin (CLDN) Protein Family • Tight junctions (TJ) regulate cell barrier and permeability • CLDN proteins constitute a structural core of TJ, along with junction adhesion molecule (JAM) and occludin • 27 CLDN proteins have been characterized to date • Dysregulation of CLDN protein expression and function occurs in multiple diseases, including cancer CLDN6 Target Biology CLDN6 Candidate Selection9 Otani, Trends in Cell Biology, 2020 Tight Junction Structure

Many CLDN Proteins are Associated with Disease CLDN6 Target Biology CLDN6 Candidate Selection10 CLDN Disease CLDN 1 Colitis, skin permeability CLDN 2 Colorectal cancer, IBD CLDN 3 Psoriasis, ovarian cancer CLDN 4 Diabetes, ovarian cancer CLDN 5 Cerebral edema, depression CLDN 6 Multiple cancers CLDN 7 Colon cancer CLDN 9 Hearing loss CLDN Disease CLDN 11 Myelin dysfunction CLDN 14 Kidney stones, hearing loss CLDN 15 Celiac CLDN 16 Hypercalcinuria CLDN 17 Renal dysfunction CLDN 18.2 Gastric cancer CLDN 19 Renal dysfunction, vision loss

CLDN6 Target Biology

The Challenge: developing a highly selective CLDN6 antibody

Human CLDN Family Tree


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN25
CLDN18
CLDN11
CLDN15
CLDN10

- CLDN6 antigen is conformationally-dependent, which limits access to antibody-antigen binding
- Antigen binding region is highly conserved with CLDN3, CLDN4, and CLDN9, making target selectivity a challenge[1]
- CLDN6 selectivity is required to avoid off-target liabilities identified in murine knockout studies with CLDN3 (pancreas)[2], CLDN4 (kidney, pancreas)[3], and CLDN9 (ear)[4]

1 Screnci, Cancer Res, 2022
2 Tanaka, J Hepatol, 2018
3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020
4 Nakano, PLoS Genet, 2009;

11 CLDN6 Candidate Selection

CLDN6 is an Oncofetal Protein, Considered Favorable Candidates for Immunotherapy CLDN6 Target Biology CLDN6 Candidate Selection12 • Normally present at higher levels during embryonic development • Turned off or have low levels of expression in adult tissues • Increased expression of these antigens can occur in some tumor cells, and are referred to as “tumor-associated antigens” or TAA CLDN6 Biology

CLDN6 is Selectively Expressed on Cancer Cells CLDN6 Target Biology CLDN6 Candidate Selection13 (a) adrenal gland, (b) fallopian tube, (c) kidney, (d) liver, (e) thyroid, (f) prostate, (g) esophagus, (h) stomach, (i) colon, (j) cerebrum, (k) cerebellum, (l) spinal cord. (m) thymus, (n) spleen, (o) bone marrow, (p) pancreas, (q) skin, (r) bladder, (s) placenta, (t) heart muscle, (u) striated muscle, (v) testis, (w) ovary, (x) lung (CA1) testicular cancer, (CA2) ovarian cancer, and (CA3) lung cancer Reinhard, Science, 2020 Normal Tissue Cancer Tissue

CLDN6 Exhibits High, Homogeneous Expression on Cancer Cells • CLDN6 protein expression in testicular and ovarian tumors each from eight different patients analyzed by IHC • Testicular: all embryonal carcinoma • Ovarian: (a) adenocarcinoma, (b,c,e-h) serous cystadenocarcinoma, (d) papillary serous cystadenocarcinoma CLDN6 Target Biology CLDN6 Candidate Selection14 Reinhard, Science, 2020 Consistent expression makes CLDN6 a promising tumor associated antigen (TAA) for immunotherapy Testicular Cancer Ovarian Cancer

CLDN6 Target Biology

CLDN6 Has the Potential to Reach a Large Patient Population

~62,500 patients per year in the US only in Relapse/Refractory Setting

Initial indications of interest based on:

- CLDN6 prevalence
- Patient population size
- Observed clinical responses
- Eligibility for Orphan or Rare Pediatric Designation

Selected Cancer indications	Incidence	R/R Incidence	CLDN6 Positive	Patient Population Based on R/R Incidence
Testicular	9,910	400	95%[1]	380
Ovarian	19,900	12,800	54-55%[1,2]	6,982
NSCLC	201,229	110,653	6-50%[3,4,5]	35,221
Malignant Rhabdoid	50	500	29-44%[1,2,6,7]	183
Gastric	26,380	11,090	13-55%[8,9]	3,771
Breast	290,600	43,800	2-41%[1,10,11]	9,417
Endometrial	65,900	12,500	20-31%[1,12,13]	3,188
Glioma	19,000	10,000	21%[8]	2,100
Bladder	81,180	17,100	2-8%[1,13]	855
SCLC	35,511	19,527	2%[1]	391

1 Reinhard, Science, 2020; 2 Wang, Diagn Pathol., 2013; 3 Gao, Oncol Lett., 2013; 4 Kohmoto, Gastric Cancer, 2020; 5 Lin, Diagn Pathol., 2013; 6 Micke, Intl J Cancer, 2014; 7 Soini, Pol J Path, 2022; 8 Antonelli, Brain Pathol., 2011; 9 Sullivan, Am J Surg Pathol., 2012; 10 Jia, Intl J Clin Exp Pathol., 2019; 11 Yafang, J Breast Cancer, 2011; 12 Kojima, Cancers, 2020; 13 Ushiku, Histopath., 2012

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

15 CLDN6 Candidate Selection

CLDN6 Target Biology

Key Developments in CLDN6 R&D Timeline

R&D activity has recently accelerated

2009
Chugai publishes patent covering anti-Claudin 6 antibodies

2016
Astellas acquires Ganymed and gains access to mAbs targeting CLDN6 (IMAB027) and CLDN18.2 (IMAB362)

2019
IMAB027 (CLDN6 mAb) does not advance past Ph 2 due to a lack of activity[1]

2020
SC-004 ADC (Abbvie) exhibits poor tolerability in Ph 1[2]

2021
Xencor and NovaRock announce programs at AACR

April 2022
BNT211 (BioNTech) Clinical Proof of Concept for CLDN6 CAR-T

Amgen and i-Mab announce programs at AACR

1 https://www.clinicaltrialsregister.eu/ctr-search/trial/2013-002755-15/results
2 Hamilton et al, AACR, Virtual: 2020

16 CLDN6 Candidate Selection

CLDN6 Target Biology

CLDN6 – Drug Development Strategy Comparison

CLDN6 is a tumor-associated antigen (TAA) for tumor-targeting therapeutics such as CAR-T and T cell engaging bispecific antibodies

Drug Development Strategy	CLDN6 Dependence / Rationale	Supporting Evidence
Monoclonal Antibody (mAb)	Receptor-mediated signaling	Poor Weak signaling dependence[1]
Bispecific Antibody (bsAb)	Cell surface antigen for T-cell targeting	High In vivo PoC + BNT211 clinical PoC[2,3]
Antibody-Drug Conjugate (ADC)	Receptor internalization	Poor Weak internalization[4]
CAR-T	Cell surface antigen for T-cell targeting	High BNT211 clinical PoC[3]

1 https://www.clinicaltrialsregister.eu/ctr-search/trial/2013-002755-15/results .
2 Context internal
3 Haanen J, et al. AACR Annual Meeting 2022; Oral presentation CT002.
4 Data courtesy of Integral Molecular and Dr. Andrew Tsourkas (UPenn)

17 CLDN6 Candidate Selection

CLDN6 is Not Ideally Suited for Conventional mAb or ADC Therapy CLDN6 has weak signaling activity and poor internalization • CLDN6 and CLDN18.2 antibodies from Integral Molecular were converted to ADC utilizing MMAE payload • ADC constructs evaluated in OVCAR3 cell killing assay • CLDN6 ADC cell killing achieved only at supratherapeutic doses CLDN6 Target Biology CLDN6 Candidate Selection18 1 https://www.clinicaltrialsregister.eu/ctr-search/trial/2013-002755-15/results 2 Data courtesy of Integral Molecular and Dr. Andrew Tsourkas (UPenn) IMAB027 Treatment Stage 1/2 1-1000 mg/m 2 Stage 2 100 mg/m 2 Stage 2 300 mg/m 2 Stage 2 600 mg/m 2 Stage 2 1000 mg/m 2 Patients (n) 2 10 10 10 9 CR (n) 0 0 0 0 0 PR (n) 0 0 1 0 0 SD (n) 0 1 3 3 7 • 41 patients with recurrent ovarian cancer were treated with IMAB027 in a Phase 1 dose escalation trial • 1 PR and 14 SD noted • IMAB027 was well tolerated IMAB027 Phase 1 Dose Escalation Trial CLDN6 mAb Exhibits Weak Monotherapy Activity1 CLDN6 Does Not Rapidly Internalize2 OVCAR3 Cell Killing Assay

CLDN6 is an Ideal Tumor Associated Antigen for T-cell Targeting BNT211 (BioNTech) demonstrates preliminary clinical proof of concept CLDN6 Target Biology CLDN6 Candidate Selection19 • CARVac intended to drive in vivo expansion, persistence, and efficacy of CAR-T • Strategy intended to minimize number of CAR-T cells infused and offset cytokine storm risk Reinhard, Science 2020 BNT211 CAR-T + CLDN6 CARVac CARVac mRNA Vaccine Strategy

BNT211 ± CARVac Exhibited Activity Across CLDN6+ Advanced Cancers Initial clinical efficacy benchmarked to standard of care or emerging treatments CLDN6 Target Biology CLDN6 Candidate Selection20 Testicular: Haanen 2022, Oechsle 2011, Adra 2018, Necchi 2016 Ovarian: Haanen 2022, Matulonis 2022, Pujade-Lauraine 2014, Vaishampayan 2022 31% 13% 11% 0% 0% 5% 10% 15% 20% 25% 30% 35% BNT211 ± CARVac n=13 Sunitinib n=33 Brentuximab Vedotin n=9 Pembrolizumab n=12 O v e ra ll R e s p o n s e R a te ( O R R ) 50% 32% 28% 27% 0% 10% 20% 30% 40% 50% 60% BNT211 ± CARVac n=4 Mirvetuximab Soravtansine n=106 Pembrolizumab + Nemvaleukin alpha n=14 Chemotherapy + Bevacizumab n=179 O v e ra ll R e s p o n s e R a te ( O R R ) • DL1 + DL2: 13 testicular cancer patients received BNT211 ± CARVac across DL1 (1x107 cells) and DL2 (1x108 cells) for a response rate of 31% • DL2 only: Seven (7) testicular cancer patients received the second BNT211 dose level (DL2) after lymphodepletion with four (4) patients responding, including one complete response (CR), for a response rate of 57% • DL1 + DL2: 4 ovarian cancer patients received BNT211 ± CARVac for a response rate of 50% • DL2 only: Two (2) ovarian cancer patients received the second BNT211 dose level (DL2) after lymphodepletion with both patients responding for a response rate of 100% Testicular Cancer Ovarian Cancer D L 1 + D L 2 D L 1 + D L 2

CLDN6 Target Biology

Limitations of CLDN6 CAR-T + CARVac Approach

Limited Dose Sparing[1,2]

Target	Asset	Ph 1 Dose Range	RP2D
CLDN6	BNT211	$1x10^7$ to $1x10^9$ cells	TBD
CLDN18.2	CT041	$2.5x10^8$ to $5x10^8$ cells	2.5×10^8 cells

- BNT211 + CARVac T-cell infusion is consistent with similar CAR-T products
- Without CAR-T dose sparing, patients may be exposed to high dose CAR-T side effects, including neurologic and hepatic

Limited Durability[1]

Durability of responses (testicular cancer)


Monotherapy DL1
Combination DL1
Combination DL2
Change in target sum [%]
60
40
20
0
-20
-40
-60
-80
-100
0
10
20
30
40
50
Weeks

- CAR-T activity in solid tumors is often limited by a weak durability of response
- BNT211 + CARVac exhibits a limited durability of response in advanced solid tumors

Limited T Cell Persistence[1]

DL2 (1x108 CLDN6 CAR-T)


Weeks post infusion
0 6 12 18 24 30 36 42 48
Part 1
Part 2
DL2
CR
LLOQ
50% LD
Total CAR-T counts
10^{10}
10^9
10^8
10^7
10^6
10^5
10^4
0 50 100 150 200 250 300 350
Days post infusion

- CARVac is intended to enhance T-cell persistence
- Preliminary findings indicate that CARVac provides limited enhancement of T-cell persistence

21 CLDN6 Candidate Selection

1 Haanen J, et al. AACR Annual Meeting 2022; Oral presentation CT002.
2 Qi C, et a. ESMO Annual Meeting 2021; Oral Presentation Virtual.
RP2D = recommended Phase 2 dose

CLDN6 Target Biology

CTIM-76 Differentiation[1]

	BNT211 + CARVac	CTIM-76
Administration	Complex + In-Patient Hospital administered autologous cell therapy in combination with repeat mRNA vaccination utilizing lipid nanoparticle carrier	Easy + Out-Patient Outpatient infusion every 2-4 weeks based on IgG backbone
Lymphodepletion	Required	None
Treatment Durability	Weak T cell persistence	Fully stimulated T cell
Selectivity and Safety	Elevated transaminase and lipase	Selective for CLDN6

22 CLDN6 Candidate Selection

1 Analysis based upon publicly available information and represents a non-head-to-head summary conceptual comparison

Discovery of CTIM-76 Joseph Rucker, PhD – Research Lead

• Multiple formats evaluated Bispecific Antibody Considerations Candidates evaluated based on a range of scaffolds, CLDN6, and T-cell engagers Discovery of CTIM-76 CLDN6 Candidate Selection24 NHP = non-human primate • High affinity anti-CLDN6 binding • High specificity for CLDN6 vs other CLDN − Especially CLDN3, CLDN4, CLDN9 CLDN6 Targeting Arm • Clinically validated • Freedom to operate • Explore a range of potencies CD3 Targeting Arm Bispecific Scaffolds • Cross reactivity to NHP desirable for both arms • FcRn binding for half-life extension • Silencing variants to eliminate FcR binding Other Factors

CTIM-76 Nominated as Development Candidate Wide therapeutic window • Highly selective CLDN6 binding Fab arm • CD3 binding single-chain Fv domain is designed to be functionally monovalent to avoid aberrant T-cell activation, potentially enhancing safety profile • Silenced Fc domain to avoid T-cell activation by Fc-gamma receptor positive cells Convenient dosing with low immunogenicity risk • T-cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines • Humanized CLDN6 and CD3 binding domains Ease of manufacturing • IgG backbone is highly stable and enables high yield Discovery of CTIM-76 CLDN6 Candidate Selection25 α-CLDN6 Fab α-CD3 svFv IgG backbone

Discovery of CTIM-76

Identification of CLDN6-targeting Arm

The Problem

- The extracellular binding region of CLDN6 is highly conserved with CLDN3 (78% homology), CLDN4 (81%), and CLDN9 (96%)
- Antigen is conformationally dependent, which limits conventional antibody discovery methods
- Human CLDNs share approximately 95% extracellular sequence homology with their mouse counterparts, necessitating the use of divergent species for immunization

Our Solution

- Using discovery strategies tailored to complex membrane proteins at our partner, Integral Molecular, we isolated and characterized rare antibodies with picomolar affinity and specificity for CLDN6
- Epitope mapping at single-atom resolution identified steric hindrance near the γ-carbon of residue 156 as critical for discriminating CLDN6 versus CLDN9 binding[1]

CLDN6 Monospecificity Challenge[1]

Residue 156 CLDN6 vs CLDN9

CLDN9 L156 CLDN6 Q156


Branching γ
carbon on
CLDN9 L156

26 CLDN6 Candidate Selection

1 Screnci, iScience, 2022

Identification of Selective CLDN6 MAbs Discovery of CTIM-76 CLDN6 Candidate Selection27 • IM301 (CLDN6 arm of CTIM-76) exhibits high CLDN6 selectivity1 • Epitope mapping of IM301 identifies unique binding location relative to benchmark IMAB027/ASP150 (Ganymed/Astellas) IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark IMAB027/ASP1650 IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50,000 100,000 150,000 hCLDN6 hCLDN9 hCLDN3 hCLDN4 Log [MAb], M M e a n F lu o re s c e n c e IM301 IM302Benchmark IM301 1 Screnci, iScience, 2022 IM171 -10 -9 -8 -7 -6 0 50,000 100,000 150,000 Log [MAb], M M e a n F lu o re s c e n c e IM302 -10 -9 -8 -7 -6 0 50, 00 100, 00 150, 00 Log [MAb], M M e a n F lu o re s c e n c e Benchmark -10 -9 -8 -7 -6 0 50, 10 , 150, hCLDN6 hCLDN9 hCLDN3 hCLDN4 [ ], M e a n F lu o re s c e n c e IM301 IM302Benchmark

CTIM-76 Exhibits Excellent Selectivity and Specificity Discovery of CTIM-76 CLDN6 Candidate Selection28 • IM301 Mab screened for specificity using Integral Molecular Membrane Proteome Array, consisting of ~6,000 human membrane proteins in their native state in unfixed cells • IM301 Mab was cross-reactive for internal control FCGR1A (Fc gamma) and intracellular epitope of ABCC3 • CTIM-76 CLDN6 EC50 of 3.41 nM • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells (4:1 Target:GFP) CLDN6 Selectivity CLDN6 Specificity -11 -10 -9 -8 -7 -6 -5 0 50,000 100,000 150,000 200,000 Log [Bispecific] (M) C e ll B in d in g ( M F I) Human CLDN6 Human CLDN4 Human CLDN3 Human CLDN9 Negative

Discovery of CTIM-76

Specific Lysis

T-cell mediated cell killing is dependent on CLDN6 expression

K562-CLDN6 Cell Line


% Specific Cytotoxicity
100
50
0
-4
-3
-2
-1
0
Log [bsAb] (nM)
CTIM-76
Negative Ctrl

OV90 Cell Line


% Specific Cytotoxicity
100
50
0
-50
-4
-2
0
2
4
Log [bsAb] (nM)
CTIM-76
Negative Ctrl

HEK Cell Line


% Specific Cytotoxicity
100
50
0
-50
-4
-2
0
2
4
Log [bsAb] (nM)
CTIM-76
Negative Ctrl

	K562-CLDN6	OV90	HEK
CLDN6 Expression	High	Medium	Low
CTIM-76 (EC50)	0.0004 nM	0.049 nM	2.79 nM

29 CLDN6 Candidate Selection

CTIM-76 Preferentially Targets CLDN6 Over Other Claudin Family Proteins Discovery of CTIM-76 CLDN6 Candidate Selection30 • There is high sequence homology between CLDN6 and CLDN9 in the extracellular loops • CTIM-76 preferentially targets CLDN6, with minimal activity against CLDN9-expressing cells • No binding is observed to other CLDN family proteins that have <85% homology in the extracellular loops Study Design: K562 cells stably over-expressing CLDN3, CLDN4, CLDN6, or CLDN9 were co-cultured with human T-cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. CLDN6:CLDN3 CLDN6:CLDN4 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control CLDN6 CLDN3 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control CLDN6 CLDN4 Activity Gap ~836x Activity Gap ~504x CLDN6:CLDN9 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control CLDN6 CLDN9 Activity Gap ~1192x

Discovery of CTIM-76 CLDN6 Candidate Selection31 CTIM-76 has the Potential for a Wide Therapeutic Window • Cytokine production evaluated in exogenous (CLDN6-K562) cell line model • Cytokine production happens well above the concentration of maximal killing (EC50 = 0.0004 nM) in CLDN6-K562 cells at 48 hours • Data supports potential to dose at levels that promote cancer cell killing but have manageable levels of free cytokine production Study Design: K562 cells stably over-expressing CLDN6 and luciferase were co-cultured with human T cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. Comparison of T cell-dependent cellular cytotoxicity (TDCC) to cytokine production in CLDN6-K562 cell line CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis TDCC vs IL2 -4 -3 -2 -1 0 -50000 0 50000 100000 150000 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity EC50 TDCC vs IFNg EC50 -4 -3 -2 -1 0 -50000 0 50000 100000 150000 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity TDCC vs TNFα EC50 -4 -3 -2 -1 0 -500 0 500 1000 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity TDCC vs IL10 EC50 -4 -3 -2 -1 0 -50 0 50 100 150 0 20 40 60 80 100 Log [bsAb] (nM) p g /m L % S p e c ific C y to to x ic ity CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis CTIM-76 Cytokine Control % Lysis CTIM-76 % Lysis

Discovery of CTIM-76

CTIM-76 Exhibits Ideal Immunomodulatory Properties

- Exogenous (CLDN6-K562) results replicated in endogenous (OV90) cell line model
- Cytokine production happens well above the concentration of maximal killing (EC50 = 0.049 nM) in OV90 cells at 48 hours

Comparison of **T cell-dependent cellular cytotoxicity (TDCC) to cytokine production in OV90 cell line**


TDCC vs IFNg
EC50
[Cytokine] (pg/mL)
20,000
15,000
10,000
5,000
0
-14
-12
-10
-8
-6
Log [bsAb] (M)
CTIM-76
Negative Control
TDCC vs IL2
EC50
3,000
2,000
1,000
0
TDCC vs IL10
EC50
200
150
100
50
TDCC vs TNFa
EC50
6,000
4,000
2,000

32 CLDN6 Candidate Selection

Study Design:OV90 cells stably expressing luciferase were co-cultured with human T cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging.

Role of Bispecific Format in Activity CTIM-76 format demonstrates superior potency compared to a traditional BiTE molecule Discovery of CTIM-76 CLDN6 Candidate Selection33 -4 -3 -2 -1 0 -50 0 50 100 Log [bsAb] (nM) % S p e c if ic C y to to x ic it y Negative Control IMC-2-7 CTIM-76 IMC-2-7 Tandem scFvs CTIM-76 scFv-Fab IgG Study Design: K562 cells stably expressing CLDN6 and luciferase were co-cultured with human T-cells at an E:T ratio of 10:1 for 48 hours. Cytotoxicity was determined by luminescence imaging. Activity Gap ~28x CTIM-76 vs BiTE

Concluding Remarks Martin Lehr – Chief Executive Officer

CLDN6 is an Exciting Cancer Target Within the T-cell Directed Therapy Landscape1 Concluding Remarks CLDN6 Candidate Selection35 Large Addressable Patient Population Small Addressable Patient Population Validated Target Emerging Target PRAME MAGE-A4 CLDN6 CLDN18.2 NY-ESO-1 MSLN gp100 CD19 COL6A3 AFP ENPP3 B7-H3 CD20 FLT3 BCMA GPRC5D DLL3 PSMA MUC17 1 Analysis based upon publicly available information and represents a non-head-to-head summary comparison

Concluding Remarks

Competitive Landscape[1]

	Candidate				IND	Phase 1	
ADC	GENE 吉凯基因 GB-7008-01 CLDN6/CLDN9 + MMAE	UCLA UCLA-23-ADC CLDN6 + MMAE				Daiichi-Sankyo DS-9606a CLDN6 + DXd	
Bispecific Antibody	NovaRock Biotherapeutics NBL028 Fc Engineered CLDN6x4IBB	xencor Undisclosed 2+1 bsAb CLDN6xCD3	context therapeutics CTIM-76 bsAb CLDN6xCD3	I-MAB Biopharma TJ-46CB 2+2 bsAb CLDN6x4IBB		AMGEN AMG794 BiTE CLDN6xCD3	BIONTECH BNT142 mRNA encoded BsAb CLDN6xCD3
Cell Therapy						CAR-NK CAR-NK + IL7 secreting vector	BIONTECH BNT211 CAR-T + CARVac

1 Analysis based upon publicly available information

36 CLDN6 Candidate Selection

Concluding Remarks

Clinical Experience for CLDN6 Therapies is Nascent

	Company	Program	Description / Details[3]
Active Programs	BioNTech	BNT211: CLDN6CAR-T + CARVac (Phase 1)	Initial data for BNT211 was presented April 2022 (AACR), with an update in Sept 2022 (ESMO). Received PRIME Designation for testicular cancer June 2022
		BNT142: CLDN6 mRNA encoded bsAb (Phase 1)	Initiated Phase 1 development for BNT142 in mid-2022
	Amgen	AMG794: CLDN6 BiTE (Phase 1)	AMG794 candidate was presented April 2022 (AACR), trial is not yet recruiting
	Guangzhou Medical University	Undisclosed: CAR-NK + multiple gene edits (Phase 1)	Engineered to express IL7/CCL19 and/or SCFVs against PD1/CTLA4/Lag3, initiated Phase 1 development in mid-2022
	Daiichi	DS-9606a: CLDN6 + DXd (Phase 1)	Initiated Phase 1 development for DS-9606a in mid-2022
	I-Mab	TJ-46CB: CLDN6 bsAb CLDN6x4IBB (Preclinical)	Initial data was presented April 2021 (AACR), IND filing is expected in 2H 2023
	Xencor	Undisclosed: CLDN6 bsAb CLDN6xCD3 (Preclinical)	Initial data was presented April 2021 (AACR), no timeline to IND provided
Notable Deprioritized Programs	Astellas/Ganymed	IMAB027/ASP1650: CLDN6 mAb (Phase 2)	Lack of single agent activity in Phase 2 trial relapse/refractory testicular germ cell tumors[1]
	Abbvie/Stemcentryx	SC004: CLDN6/9 ADC (Phase 1)	Dose-limiting toxicity observed in Phase 1 in patients with ovarian cancer[2]

1 Adra, Invest New Drugs, 2022
2 Hamilton, Cancer Res, 2020

3 Analysis based on publicly available information compiled as of November 28, 2022

37 CLDN6 Candidate Selection

Select Early-stage Bispecific Antibody Transactions in 20221 Concluding Remarks CLDN6 Candidate Selection38 Licensee Licensor Target Asset Stage Geography Upfront ($M) Milestones ($M) TeneoTwo AstraZeneca CD19 TNB-486 Phase 1 WW $100 $1,165 Macrogenics Gilead CD123 MGD024 IND WW $60 $1,700 LAVA Seagen EGFR LAVA-1223 Preclinical WW $50 $650 Kelun Merck Claudin 18.2 SKB315 Preclinical WW (ex-China) $35 $910 CSPC Elevation Claudin 18.2 STSA1801 Preclinical WW (ex-China) $27 $148 LaNova Turning Point / BMS Claudin 18.2 LM-302 IND WW (ex-China, Korea) $25 $575 Harbour AstraZeneca Claudin 18.2 HBM7022 Preclinical WW $25 $350 1 Representative transactions based on publicly available information and represents a non-head-to-head summary comparison

Next Steps and Summary Concluding Remarks CLDN6 Candidate Selection39 Encouraging efficacy signals • CLDN6-selective activity across binding and cytotoxicity Well tolerated • Preferential cytotoxicity over activation of free circulating cytokines • PK consistent with IgG backbone • No significant safety findings to date On track for IND submission in Q1 2024 • Lonza selected as GMP manufacturing partner

MARTIN LEHR Chief Executive Officer Q&A Session ERIC BUTZ, PhD Scientific Lead JOSEPH RUCKER, PhD Research Lead JENNIFER MINAI Chief Financial Officer

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